EXHIBIT 32

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer and Chief Financial Officer

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, David J Cutler, Chief Executive Officer and Chief Financial Officer of Multi-Link Telecommunications, Inc., (the "Company"), does hereby certify, to his knowledge, that:

     The Quarterly Report Form 10QSB for the nine months ended December 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       February 15, 2005

By /s/ David J Cutler
   ----------------------
David J Cutler
Chief Executive Officer
Chief Financial Officer